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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                       DATE OF REPORT: SEPTEMBER 30, 1997

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          Maryland                    0-2525                  31-0724920
      (State or other           (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                           Identification Number)


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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM  5.  OTHER INFORMATION.

         As previously reported by Huntington Bancshares Incorporated, a Maryland corporation and a registered bank holding company ("Huntington"), on its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 1997, First Michigan Bank Corporation, a Michigan corporation and a registered bank holding company ("First Michigan"), was merged (the "Merger") into Huntington on September 30, 1997, pursuant to the terms of an Agreement and Plan of Merger and a Supplemental Agreement (collectively, the "Merger Agreements"). As a result of the Merger, each outstanding share of First Michigan's common stock, $1.00 par value ("First Michigan Common"), was converted into 1.155 shares of Huntington's common stock, without par value ("Huntington Common"). Cash was paid for fractional shares. Approximately 32.2 million Huntington Common shares were issued in the Merger. In addition, each outstanding First Michigan stock option was converted into an option to acquire Huntington Common, with the number of Huntington Common shares subject to such option equal to the number of First Michigan shares subject to the First Michigan stock option multiplied by 1.155, rounded to the nearest whole share. The Merger was accounted for as a pooling of interests under generally accepted accounting principles.

         In accordance with Item 7 of Form 8-K, Huntington is submitting with this filing the required historical financial information of First Michigan.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)(i) The following audited consolidated financial statements of First Michigan required by Item 7(a) of Form 8-K are incorporated herein by reference to Exhibit 99(c) filed herewith:

                  Consolidated Statement of Income for the year ended December 31, 1996;
                  Consolidated Balance Sheet as of December 31, 1996; Consolidated Statement of Cash Flows for the year ended December 31, 1996;
                  Consolidated Statement of Shareholders' Equity for the year ended December 31, 1996;
                  Notes to Consolidated Financial Statements
                  Independent Auditors Report - BDO Seidman LLP

              The information presented in Exhibit 99(c) with respect to the years ended December 31, 1995 and 1994 is not incorporated herein by reference.

     (ii) The following unaudited consolidated financial statements of First Michigan required by Item 7(a) of Form 8-K are incorporated herein by reference to Exhibit 99(d) filed herewith:


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              Consolidated Balance Sheet as of June 30, 1997*;
              Consolidated Statement of Income for the three and six months ended June 30, 1997 and 1996;
              Consolidated Statement of Cash Flows for the six months ended June 30, 1997 and 1996;
              Notes to Consolidated Financial Statements.

              *The information presented in the Consolidated Balance Sheet as of December 31, 1996 and June 30, 1996 is not incorporated herein by reference.

     (b)      Pro Forma Financial

              The pro forma financial information required by Item 7(b) of Form 8-K was incorporated by reference into Huntington's initial Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 1997.

     (c)      Exhibits.

*    2(a)     Agreement and Plan of Merger, dated May 5, 1997, between
              Huntington Bancshares Incorporated and First Michigan Bank
              Corporation -- previously filed as Exhibit A to the Joint Proxy
              Statement/Prospectus, dated July 11, 1997, filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.

*    2(b)     Supplemental Agreement, dated May 5, 1997, between Huntington
              Bancshares Incorporated and First Michigan Bank Corporation -- previously filed as Exhibit B to the Joint Proxy
              Statement/Prospectus, dated July 11, 1997, filed with the Securities and Exchange Commission pursuant to 424(b)(3), and incorporated herein by reference.

*    2(c)     Warrant Purchase Agreement, dated May 5, 1997, between
              Huntington Bancshares Incorporated and First Michigan Bank
              Corporation -- previously filed as Exhibit 2(c) to Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 7, 1997, and incorporated herein by reference.

*    2(d)     Warrant to Purchase 5,268,716 shares of First Michigan Bank
              Corporation common stock, dated May 5, 1997 -- previously filed as
              Exhibit 2(d) to Current Report on Form 8-K, filed with the
              Securities and Exchange Commission on May 7, 1997, and incorporated herein by reference.

*    2(e)     Agreement Not to Exercise Share Appreciation Rights, dated
              May 5, 1997, executed by certain executives of First Michigan Bank
              Corporation -- previously filed as Exhibit 2(e) to Registration
              Statement on Form S-4 (Registration No. 333-30313), filed with the

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              Securities and Exchange Commission on June 27, 1997, and
              incorporated herein by reference.


*    99(a)    News Release, dated September 30, 1997, relating to the merger of
              First Michigan Bank Corporation with and into Huntington
              Bancshares Incorporated -- previously filed as Exhibit 99(a) to
              Current Report on Form 8-K, filed with the Securities and Exchange
              Commission on October 15, 1997, and incorporated herein by reference.

*    99(b)    News Release, dated October 14, 1997, relating to Huntington's earnings for the third quarter and nine months ended September 30, 1997 -- previously filed as Exhibit 99(b) to Current Report on
              Form 8-K, filed with the Securities and Exchange commission on October 15, 1997, and incorporated herein by reference.

     99(c) Consolidated Financial Statements of First Michigan Bank Corporation and Report of BDO Seidman, LLP.

     99(d)    Unaudited Financial Statements of First Michigan Bank Corporation.

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*  Previously filed.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HUNTINGTON BANCSHARES INCORPORATED


Date:    October 22, 1997                     By:   /s/ Gerald R. Williams
                                                  ------------------------------
                                                    Gerald R. Williams
                                                    Executive Vice President


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